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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
CUTTER & BUCK INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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701 North 34th Street, Suite 400
Seattle, WA 98103

August 25, 2003

Dear Shareholder:

        The board of directors and management of Cutter & Buck Inc. invite you to attend the 2003 annual meeting of shareholders. Our meeting will be held on Tuesday, October 7, 2003 at 9 a.m., at our corporate headquarters located at 701 North 34th Street, Conference Center, First Floor, Seattle, Washington.

        Please read these materials so that you'll know what we plan to do at the meeting. Also, please either sign and return the accompanying proxy card in the postage-paid envelope or instruct us by telephone or via the internet as to how you would like your shares voted. This way, your shares will be voted as you direct even if you can't attend the meeting. Instructions on how to vote your shares by telephone or via the internet are on the proxy card enclosed with this proxy statement. If you attend the meeting and desire to vote in person, you may do so even though you have previously sent a proxy.

Sincerely,

Frances M. Conley Chairman and Chief Executive Officer

  Whether or not you plan to attend the meeting, please provide your proxy by either calling the toll-free telephone number, using the internet, or filling in, signing, dating, and promptly mailing the accompanying proxy card in the enclosed envelope.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Tuesday, October 7, 2003 at 9 a.m.

To the Shareholders of Cutter & Buck Inc.:

        The annual meeting of shareholders of Cutter & Buck Inc. will be held at our corporate headquarters located at 701 North 34th Street, Conference Center, First Floor, Seattle, Washington, on Tuesday, October 7, 2003 at 9 a.m.. The meeting will be held for the following purposes:

Proposal 1.	The election of two class III directors for a term of three years, to serve until the 2006 annual meeting of shareholders and until their respective successors are elected and have qualified;
Proposal 2.	The approval of Ernst & Young LLP as Cutter & Buck's independent auditors for fiscal 2004; and
To transact any other business which may properly come before the meeting or any adjournment thereof.

        The record date for the annual meeting is July 29, 2003. Only shareholders of record at the close of business on that date can vote at the meeting.

By Order of the Board of Directors,

Ernest R. Johnson Secretary

Cutter & Buck Inc.
701 North 34th Street, Suite 400
Seattle, Washington 98103
August 25, 2003

IMPORTANT: Please call the toll-free telephone number or use the internet as described on the enclosed proxy, or fill in, date, sign and return the enclosed proxy in the postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may vote in person, if you wish to do so, even though you have previously sent in your proxy.

CUTTER & BUCK INC.

PROXY STATEMENT

        The board of directors is soliciting proxies to be used at the annual meeting of shareholders to be held on Tuesday, October 7, 2003 at 9 a.m., at our corporate headquarters located at 701 North 34th Street, Conference Center, First Floor, Seattle, Washington. This proxy statement and the enclosed proxy form are being mailed to shareholders beginning August 25, 2003.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
THE ANNUAL MEETING

What is the purpose of the meeting?

        At our annual meeting, shareholders will act upon matters outlined in the notice of meeting, including the election of two directors and the ratification of the selection of our independent auditors. Also, management will report on our recent performance and respond to questions from shareholders.

Who is entitled to vote at the meeting?

        Shareholders of record of common stock at the close of business on July 29, 2003 may vote at the meeting.

        On July 29, 2003, 10,698,398 shares of common stock were outstanding and eligible to vote.

What is the difference between a shareholder of record and a "street name" holder?

        If your shares are registered directly in your name with Mellon Investor Services LLC, our transfer agent, you are considered the shareholder of record of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in "street name."

How do I vote my shares?

        If you are a shareholder of record, you can give a proxy to be voted at the meeting either:

  •
  by mailing in the enclosed proxy card;

  •
  over the telephone by calling a toll-free number; or

  •
  electronically, using the internet.

        The telephone and internet voting procedures have been set up for your convenience and have been designed to authenticate your identity, to allow you to give voting instructions, and confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to vote by telephone or by using the internet, please refer to the specific instructions on the enclosed proxy card. If you wish to vote using your proxy form and you return your signed proxy to us before the annual meeting, we will vote your shares as you direct.

        If you hold your shares in "street name," you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Can I vote my shares in person at the meeting?

        Yes. If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting.

        However, if you are a "street name" holder, you may vote your shares in person only if you obtain a signed proxy from your broker or nominee giving you the right to vote the shares.

        Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What are my choices when voting?

        In the election of directors, you may vote for the nominees, or your vote may be withheld with respect to the nominees. The proposal related to the election of directors is described in this proxy statement beginning at page 5.

        For the proposal related to the approval of our independent auditors for fiscal 2004, you may vote for the proposal, against the proposal, or abstain from voting on the proposal. This proposal is described in this proxy statement beginning at page 10.

What are the recommendations of the board of directors?

        The board of directors recommends a vote FOR the nominees for director (Proposal 1) and FOR ratifying the selection of Ernst & Young LLP as our independent auditors for fiscal 2004 (Proposal 2).

What if I do not specify how I want my shares voted?

        If you do not specify on your proxy card (or when giving your proxy by telephone or over the internet) how you want to vote your shares, we will vote them FOR the nominees for director (Proposal 1) and FOR ratifying the selection of Ernst & Young LLP as our independent auditors for fiscal 2004 (Proposal 2).

Can I change my vote?

        Yes. You can revoke your proxy at any time before it is exercised in any of three ways:

  •
  by submitting written notice of revocation to our Secretary, Ernest R. Johnson;

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  by submitting another proxy by telephone, via the internet or by mail with a later date and, if by mail, that is properly signed; or

  •
  by voting in person at the meeting.

What vote is required for a proposal to be approved?

        Under Washington law and our restated articles of incorporation, a quorum consisting of a majority of the outstanding shares entitled to vote must be represented in person or by proxy to elect directors and to transact any other business that may properly come before the meeting. In the election of directors, the nominee elected is the individual receiving the greatest numbers of votes cast by the shares present in person or represented by proxy and entitled to vote. Any action other than a vote for the nominee will have the effect of voting against the nominee. The approval of independent auditors will be ratified if the votes cast in favor of the proposal exceed the votes cast against it. Abstention from voting or broker nonvotes will have no effect since such actions do not represent votes cast.

Are there any other matters to be acted upon at the meeting?

        We have not received any shareholder proposals. Under our bylaws, no other business besides that stated in the meeting notice may be transacted at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of July 29, 2003, information with respect to the beneficial ownership of our common stock by: (i) each person known by us to own beneficially more than 5% of our common stock, (ii) each of our directors, (iii) the current and former executive officers who are listed in the compensation tables beginning on page 16 (the "Named Executive Officers"), and (iv) all our directors and Named Executive Officers as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power.

Name and Address	Shares Beneficially Owned	Percentage of Class
Benson Associates, LLC(1)	1,137,975	10.6%
Royce & Associates, LLC(2)	1,059,000	9.9%
T. Rowe Price Associates, Inc.(3)	805,300	7.5%
Evergreen Investment Management Company(4)	732,100	6.8%
Dimensional Fund Advisors Inc.(5)	689,300	6.4%
Frances M. Conley(6)	260,665	2.4%
Michael S. Brownfield(7)	161,760	1.5%
Jim C. McGehee(8)	107,961	1.0%
Paul A. Bourgeois(9)	11,017	*
Ernest R. Johnson	4,000	*
Patricia Nugent	20,056	*
Theresa S. Treat	-0-	*
Larry C. Mounger10)	77,740	*
James C. Towne(11)	47,036	*
Henry L. (Skip) Kotkins, Jr.(12)	17,500	*
Douglas G. Southern(13)	9,500	*
All directors and executive officers as a group (11 persons)(14)	717,237	6.5%

*
Less than one percent

(1)
Based on a schedule 13F filed pursuant to the Exchange Act, which indicates that Benson Associates, LLC has sole voting and dispositive power for all of those shares. The address of Benson Associates, LLC is 111 SW Fifth Avenue, Suite 2130, Portland, OR 97204.

(2)
Based on a schedule 13F filed pursuant to the Exchange Act, which indicates that Royce & Associates, LLC has sole voting and dispositive power for all of those shares. The address of Royce & Associates, LLC is 1414 Avenue of the Americas, Ninth Floor, New York, NY 10019.

(3)
The shares are owned by various institutional investors, which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser, with power to direct investments. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, MD 21202.

(4)
Based on an amended schedule 13F filed pursuant to the Exchange Act, which indicates that Evergreen Investment Management Company, a wholly-owned subsidiary of Wachovia Corp., has sole voting and dispositive power for all those shares. The address of Evergreen Investment Management Company is 200 Berkeley Street, Boston, MA 02116.

(5)
Based on an amended schedule 13F filed pursuant to the Exchange Act, which indicates that Dimensional Fund Advisors Inc. has sole voting and dispositive power for all of those shares. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(6)
Includes 143,968 shares issuable upon exercise of options exercisable within 60 days of July 29, 2003. Also includes 70,793 shares held by Roanoke Capital, Ltd. ("Roanoke Capital"). Ms. Conley, CEO and one of our directors, is a shareholder, director and president of Roanoke Capital. The only other shareholder, director and officer of Roanoke Capital is Gerald R. Conley, Ms. Conley's husband.

(7)
Includes 43,872 shares issuable upon exercise of options exercisable within 60 days of July 29, 2003.

(8)
Includes 92,000 shares issuable upon exercise of options exercisable within 60 days of July 29, 2003.

(9)
Includes 9,850 shares issuable upon exercise of options exercisable within 60 days of July 29, 2003.

(10)
Includes 50,810 shares issuable upon exercise of options exercisable within 60 days of July 29, 2003.

(11)
Includes 36,936 shares issuable upon exercise of options exercisable within 60 days of July 29, 2003.

(12)
10,000 shares are held by Skyway Luggage Company ("Skyway"). Mr. Kotkins beneficially owns 100% of Skyway and in such capacity has sole voting and investment power over the shares held by Skyway. Includes 7,500 shares issuable upon exercise of options exercisable within 60 days of July 29, 2003.

(13)
Includes 7,500 shares issuable upon exercise of options exercisable within 60 days of July 29, 2003.

(14)
Includes 392,436 shares issuable upon exercise of options exercisable within 60 days of July 29, 2003.

ELECTION OF DIRECTORS
(Proposal 1 on the Proxy Card)

        Two class III directors will be elected at this year's annual meeting. The board of directors has nominated Henry L. (Skip) Kotkins, Jr. and James C. Towne as class III directors. The class III directors will be elected to a term of three years, to serve until the 2006 annual meeting of shareholders and until their successors are elected and have qualified.

        We will vote your shares as you specify on your proxy. If you do not specify how you want your shares voted on your proxy, we will vote them for the election of the nominee. If unforeseen circumstances (such as death or disability) make it necessary for the board of directors to substitute another person for the nominee, we will vote your shares for that other person.

        The nominees for director are now members of the board of directors. The board met 23 times during fiscal 2003. With the exception of Douglas G. Southern and Henry L. (Skip) Kotkins, Jr., the directors and director nominees attended more than 75% of the combined board of director and committee meetings held during fiscal 2003. Both Mr. Southern and Mr. Kotkins were appointed to the Board during the fiscal year and attended in excess of 75% of the board and committee meetings held during their tenure. The directors and director nominees have provided the following information about themselves as of July 29, 2003:

Directors and Director Nominees

Michael S. Brownfield
Age:	62
Director Since:	1995
Principal Occupation:	Chairman, Accurate Molded Plastics
Business Experience:	Mr. Brownfield has been actively involved in commercial and residential real estate for over thirty years. He is currently the chairman of Accurate Molded Plastics, a private manufacturer of tooling and injection-molded plastics. He is also the managing partner of Brownfield & Associates, a building and land development company. Since 1997, he has also been the managing partner and co-owner of Big Rock LLC, a music production company.
Other Directorships:	Chairman, Adapted Wave Technologies, a private audio technology company; Director, Northwest Cascade, Inc., a private construction company.

Frances M. Conley
Age:	60
Director Since:	1990
Principal Occupation:	Chairman and Chief Executive Officer
Business Experience:	Ms. Conley has been the Chief Executive Officer since April 2002. Previously, she was active as president, director and shareholder of Roanoke Capital, Ltd., a financial consulting and venture capital management firm. Ms. Conley also held a variety of positions at Rainier National Bank, including senior vice president and chief administrative officer of the bank's Washington Division.
Other Directorships:	Audit Committee Chair and Director of Recreation Equipment Inc., a private national retailer of outdoor gear and clothing.

Henry L. (Skip) Kotkins, Jr.
Age:	54
Director Since:	2002
Principal Occupation:	President & Chief Executive Officer, Skyway Luggage Company
Business Experience:	Mr. Kotkins has over thirty years of experience in the wholesale industry. Since 1980, he has served as president and chief executive officer of Skyway Luggage Company, a private company that produces travel products. He was Vice President of that company from 1974 to 1980, and Director of Planning from 1971 to 1974. He is actively involved with numerous non-profit organizations, including but not limited to, Temple DeHirsch Sinai, Fred Hutchinson Cancer Research Center and the Washington Council on International Trade.
Other Directorships:	Director, Skyway Luggage; Director, ABM Industries, Inc. a public building services company; Executive Committee Member of Washington Council on International Trade (Chair 2000-2002).

Larry C. Mounger
Age:	65
Director Since:	1990
Principal Occupation:	Chairman and Chief Executive Officer of Sunrise Identity Inc.
Business Experience:	Mr. Mounger has over forty years of experience in the garment industry. Since 1997, he has served as chairman and chief executive officer of Sunrise Identity Inc., a screen-printing and embroidery company. Between 1993 and 1995 he served as president, chief executive officer and director of Sun Sportswear, Inc., a public garment screen printer. From 1963 to 1993 he held various positions at Pacific Trail Inc., a private outerwear company, serving as chairman and chief executive officer from 1981 to 1993.
Other Directorships:	Director, Washington Law Foundation; Director, Bite Footwear, a private footwear company; Member of Advisory Board of the University of Washington School of Business Administration.

Douglas G. Southern
Age:	60
Director Since:	2002
Principal Occupation:	Retired
Business Experience:	Mr. Southern has over forty years of experience in business administration and accounting. From 1990 to 1999, he was senior vice president & chief financial officer, Immunex Corporation (now Amgen, Inc.). From 1985 to 1990, he was senior vice president and chief financial officer for Pay 'N Pack Stores, Inc. From 1979 to 1985, he served as Audit Partner with Arthur Young & Company (now Ernst & Young). From 1975 to 1979, he was Vice President and Corporate Controller of Coca Cola Bottling Company of Los Angeles. Between 1965 and 1975, Mr. Southern was an auditor with Arthur Young & Company (now Ernst & Young).
Other Directorships	Audit Committee Chair and Director of Seattle Genetics, Inc., a public biotechnology company that discovers and develops monoclonal antibody-based drugs to treat cancer and related diseases.

James C. Towne
Age:	60
Director Since:	1997
Principal Occupation:	Chairman, Greenfield Holdings, LLC
Business Experience:	Since 1995, Mr. Towne has served as the chairman and managing member of Greenfield Holdings, LLC, a real estate remediation and development company. From 1982 to 1995, he was president, chief executive officer or chairman of various companies, including Osteo Sciences Corporation, Photon Kinetics, Inc., MCV Corporation, Metheus Corporation and Microsoft Corporation. Mr. Towne is also involved with numerous community and volunteer organizations, was a founder of the Fred Hutchinson Cancer Research Center Emergency Response Team and is a member of the Executive Board and vice president of marketing for Chief Seattle Council.
Other Directorships:	Director, Monowave Corporation, a private speech recognition software company; and Director of Net-Inspect LLC, a private technology company.

        The board of directors recommends that you vote FOR the reelection of Henry L. (Skip) Kotkins, Jr. as a class III director, and FOR the reelection of James C. Towne as a class III director.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee
Number of Members:	3
Members:	James C. Towne (Chair) Larry C. Mounger Douglas G. Southern
Number of Meetings in Fiscal 2003:	8
Functions:	Selects independent public accountants to audit our financial books and records.
Reviews and approves the scope of their audit, and reviews their independence and performance.
Reviews accounting practices, financial structure, and financial reporting, including the results of the annual audit and the review of quarterly interim financial statements.
Reviews annually the scope of the Audit Committee Charter.
Reports to the board of directors about these matters.
Compensation Committee
Number of Members:	3
Members:	Larry C. Mounger (Chair) Michael S. Brownfield Henry L. (Skip) Kotkins, Jr.
Number of Meetings in Fiscal 2003:	2
Functions:	Establishes the salaries and any bonus awards for our executive officers.
Considers and makes recommendations on our executive compensation plans to the board of directors.
Administers our stock option plans and makes grants of stock options, restricted stock and stock appreciation rights.
Administers our employee stock purchase plan.
Governance Committee
Number of Members:	3
Members:	Henry L. (Skip) Kotkins, Jr. (Chair) Michael S. Brownfield James C. Towne
Number of Meetings in Fiscal 2003:	1
Functions:	Makes recommendations on the nominations or elections of directors and officers.
Reviews the size and composition of the board of directors.
Considers recommendations by shareholders for nominees for director submitted to our Secretary.

DIRECTOR COMPENSATION

        The following fees are paid to directors who are not one of our officers or employees:

Annual board of directors retainer	$20,000
Attendance for each board of directors meeting	$2,000
Attendance for each non-audit committee meeting	$1,000
Attendance for each audit committee meeting	$2,000

        In addition, each director who is not an officer or employee receives an annual option grant to purchase 7,500 shares of our common stock at the fair market value of the common stock on the date of grant, and a quarterly $350 clothing allowance towards the purchase of Cutter & Buck clothing at the same discount afforded to employees.

        All directors are entitled to reimbursement for expenses incurred in traveling to and from board meetings.

AUDIT COMMITTEE REPORT

        The audit committee is comprised of three directors, each of whom has been determined by the Board of Directors to be an "independent" director as defined under proposed Nasdaq rules. In addition, the Board has selected directors for the audit committee based on the Board's determination that they are financially literate, fully qualified to monitor management and our internal accounting operations and the independent auditors, and fully qualified to monitor the disclosures of the Company so that they fairly present the Company's financial condition and results of operations. The Company has determined that Douglas G. Southern is an "audit committee financial expert" as that term is defined by Securities and Exchange Commission rules.

        The audit committee operates under a written charter adopted and approved by our board of directors. A copy of that charter is attached as an appendix to this proxy statement.

        Management is responsible for our internal controls and the financial reporting process. Our independent auditors, Ernst & Young LLP, report to the audit committee, and are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America. The independent auditors have full access to the audit committee. These auditors meet with the audit committee during at least one of the audit committee's regularly scheduled quarterly meetings, with and without management being present, to discuss appropriate matters.

Audit Fees

        Ernst & Young LLP served as our independent auditors during fiscal 2003. For the fiscal year ended April 30, 2003 we paid Ernst & Young $382,000 for professional services rendered for the audit of the financial statements included in our annual report on form 10-K and the reviews of the quarterly financial statements in our quarterly reports on form 10-Q for fiscal 2003. For the fiscal year ended April 30, 2002 we paid Ernst & Young $250,000 for professional services rendered for the audit of the financial statements included in our annual report on form 10-K and the reviews of the quarterly financial statements in our quarterly reports on form 10-Q for fiscal 2002.

Financial Information Systems Design and Implementation Fees

        Ernst & Young did not provide any financial information systems design and implementation services to us for the fiscal years ended April 30, 2003 and April 30, 2002.

All Other Fees

        For the fiscal year ended April 30, 2003, we paid Ernst & Young $157,000 for other non-audit services, the bulk of which were tax-related services and $490,000 for professional services rendered in connection with the Company's restatement of its financial statements for fiscal 2000 and 2001. For the fiscal year ended April 30, 2002, we paid Ernst & Young $189,000 for all other non-audit services, the bulk of which were tax-related services.

Auditor Independence

        During fiscal 2003, the audit committee met and held discussions with management and Ernst & Young. The audit committee reviewed and discussed with Cutter & Buck management and Ernst & Young the audited financial statements contained in our annual report on form 10-K for the fiscal year ended April 30, 2003. The audit committee also discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

        Ernst & Young submitted to the audit committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The audit committee discussed such independence with Ernst & Young.

        Based on the reviews and discussions above, the audit committee has recommended to the board of directors that the audited financial statements for the fiscal year ended April 30, 2003 be included in our annual report on form 10-K.

        The audit committee has considered whether the provision of non-audit services provided by Ernst & Young is compatible with maintaining the independence of Ernst & Young and has concluded that the independence of Ernst & Young is not compromised by the provision of those non-audit services.

        The audit committee has recommended that Ernst & Young be retained as the company's independent auditors for the fiscal year 2004.

August 19, 2003	AUDIT COMMITTEE James C. Towne (Chair) Larry C. Mounger Douglas G. Southern

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
(Proposal 2 on the Proxy Card)

        The board of directors, acting on the recommendation of the audit committee, has appointed the independent public accounting firm of Ernst & Young LLP to be our independent auditor for the fiscal year ending April 30, 2004. As in the past, the board of directors has determined that it would be desirable to request ratification of its appointment by the shareholders. If the shareholders do not ratify the appointment of Ernst & Young LLP, the appointment of independent auditors will be reconsidered by the board of directors. A representative of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires, and will be available to respond to shareholder questions.

        The board of directors recommends a vote FOR ratification of Ernst & Young LLP as our independent auditors.

COMPENSATION COMMITTEE REPORT ON
FISCAL YEAR 2003 EXECUTIVE COMPENSATION

        This compensation committee is responsible for establishing the compensation for the company's Chief Executive Officer and executive officers; approving compensation philosophies for the company; and administering the company's stock-based compensation plans.

        The committee is composed exclusively of non-employee directors as defined by the rules of the Securities and Exchange Commission. The Board of Directors also considers each member of the Committee to be an independent director.

Compensation Goals

        The overall goal of the committee is to foster compensation policies and executive compensation practices that attract, engage, and motivate high caliber talent by offering a competitive pay and benefits program. We are committed to a total compensation philosophy and structure that provides flexibility in responding to market factors, that rewards and recognizes superior performance, that attracts highly skilled, experienced and capable employees, and that is fair and fiscally responsible.

        The essential elements of the company's compensation program include the following:

  •
  Overall average base salaries targeted at the 50th percentile of the companies with whom we compete for labor talent.

  •
  Overall average base compensation at a higher target for superior performers.

  •
  A benefits package that meets personal needs and is equal to or better than those with whom we compete for that talent.

  •
  Monetary and non-monetary incentive plans that motivate employees toward achieving and exceeding our business goals.

Compensation During Fiscal 2003

        During fiscal 2003, the company faced and responded to numerous challenges, including a financial restatement, several shareholder lawsuits, a Nasdaq delisting proceeding and an investigation by the Securities and Exchange Commission. In the process, the company improved many facets of its operations and recruited several new executive officers. The committee and the Board of Directors decided that the company's most important compensation objective was to attract and retain key people to run the company during this period. To this end, the committee reviewed the salary levels of executive officers, entered into certain change of control and severance agreements, made various option grants and instituted a retention program for executives and certain key employees.

Base Salaries

        Base salaries for all officers were reviewed by the committee during fiscal 2003. In evaluating salaries, the committee used a nationally known consulting firm to provide competitive market information on base salary levels and to assist the committee in its evaluation of the appropriate salary for the CEO and other executive officers.

Equity-Based Incentives

        We have granted equity-based incentives to certain executives and employees since 1991. The compensation committee makes these grants to executives and employees whose performance is important to the company, and who are believed capable of significant contributions in the future. The size of previous option grants and the number of options currently held by an executive are also taken into account in determining the number of options granted by the committee. The objective of these awards is to align the interests of company executives with those of company shareholders since stock options produce value to executives only if the price of the company's stock appreciates.

        Subject to the overall terms of the stock option plan, the committee determines the terms and conditions of options, including the exercise price. The current plan requires that options be granted at an exercise price at least equal to the fair market value of our common stock on the date of grant. Individual option awards have varied vesting periods and the committee uses the vesting terms to further its attraction and retention objective. In a few cases, the committee has granted executives shares of restricted stock instead of stock options.

        The current plan also allows us to grant stock appreciation rights to officers and employees of the company and its subsidiaries, but none have been issued to date.

Retention Incentives

        With the challenges that faced the company during fiscal 2003, the committee determined that the company needed to establish a retention incentive program for both executives and certain non-executive employees. Under this program, each of the participants will receive a fixed cash award upon their continued employment with the company at a pre-established date. That date is generally 18 months following the date of the award. A majority of payments arising under the company's retention incentive program are to be paid on or about March 20, 2004. The amount of each individual award was set in relation to the participant's base salary and the committee's view of the nature of the participant's ongoing role with the company.

        In addition, the committee also authorized the company to enter into Change in Control Agreements with the company's executive officers and certain key employees. Under these agreements, each participant will receive a cash award equal to a percentage of that participant's base salary, generally 150%, if his or her employment is terminated by the company without cause, or by the participant for good reason, during the period beginning 90 days prior to a change in control of the company and ending 18 months following the date of such a change in control.

        Most of the executive officers and certain key employees also have been awarded an alternative severance benefit that will give them a lump sum payment upon termination of employment within the period covered by the retention incentive award, at an amount somewhat less than the retention incentive award. This severance benefit is not made if the participant voluntarily leaves the company or is terminated for cause. Any employee who receives a cash award under a Change in Control Agreement will not receive this alternative severance benefit.

Other Monetary Incentives

        The committee and the Board approved a profit sharing plan for use during fiscal 2003. Under the profit sharing plan, executives were eligible to receive cash awards based on the achievement of certain pre-established pretax earnings targets. The company did not achieve any of these targets and no payments were made under the profit sharing plan for fiscal 2003.

Compensation of the Chairman and Chief Executive Officer

        The compensation for Ms. Conley results from her participation in the same compensation programs as the other executives of the company. During fiscal 2003, Ms. Conley was instrumental in effecting a business turnaround while simultaneously managing the restatement, government investigations and shareholder lawsuits. The committee consulted with a nationally recognized compensation consultant to develop a package suitable for these conditions and for the size and condition of the company. After considering the recommendations of the company's compensation consultant and Ms. Conley's leadership and extraordinary efforts in addressing the numerous challenges facing the company during the fiscal year, the committee increased Ms. Conley's annual base salary from $270,000 to $367,711. That salary adjustment was made in connection with Ms. Conley's transition from an interim to a more permanent role as the company's Chief Executive Officer. In addition, during fiscal 2003, Ms. Conley received stock option awards of 100,000, 50,000 and 40,000 shares, with per share exercise prices of $3.00, $3.60 and $4.33, respectively. She also received a grant of 17,500 shares of restricted stock. Ms. Conley did not enter into a Change in Control Agreement with the company during fiscal 2003. In fiscal 2004, the company awarded Ms. Conley a change in control benefit entitling her to receive a cash payment equal to 100% of her base salary if her employment is terminated by the company without cause, or if she terminates her employment for good reason, during the period beginning 90 days prior to a change in control of the company and ending 18 months following the date of a change in control.

Dated: August 19, 2003	COMPENSATION COMMITTEE Larry C. Mounger (Chair) Michael S. Brownfield Henry L. (Skip) Kotkins, Jr.

STOCK PRICE PERFORMANCE

        The following graph compares the cumulative total return of our common stock, the Nasdaq Stock Market-U.S. Index and the Nasdaq Non-Financial Index. The cumulative total return of our common stock assumes $100 invested on April 30, 1998 in Cutter & Buck Inc. common stock.

EXECUTIVE OFFICERS

        Our executive officers are as follows:

Name	Age	Position
Frances M. Conley	60	Chairman and Chief Executive Officer
Jim C. McGehee	53	Executive Vice President and Manager of SBU Group
Ernest R. Johnson	52	Senior Vice President and Manager of Finance and Accounting Group, Chief Financial Officer, Corporate Secretary
Theresa S. Treat	46	Vice President and Manager of Human Resources Group
William B. Swint	56	Vice President and Manager of Order Fulfillment Group

        The biographies of the executive officers who are not directors are as follows:

        Jim C. McGehee, Executive Vice President and Manager of SBU Group, joined Cutter & Buck in February 1990. Mr. McGehee has over thirty years of experience in the apparel industry. Between 1973 and 1986, he was national account manager for The Arrow Shirt Company. From 1986 to 1990 he was the national sales manager for Bench Sportswear. Mr. McGehee has a bachelor's degree in business (marketing) from Auburn University.

        Ernest R. Johnson, Senior Vice President and Manager of Finance and Accounting Group, Chief Financial Officer and Corporate Secretary, joined Cutter & Buck in November 2002. Mr. Johnson has extensive experience in operations, accounting and finance. From 1996 to 2002, he was senior vice president, chief operating officer and chief financial officer with Washington Mutual, Inc., Commercial Banking Division. From 1993 to 1996, he was senior vice president and chief financial officer with West One Bank-Washington. Between 1976 and 1993 he held various chief financial officer and senior level positions with Bank of America (formerly Rainier Bancorp/Security Pacific). Mr. Johnson has a bachelor's degree in accounting and information systems from Washington State University.

        Theresa S. Treat, Vice President and Manager of Human Resources Group, joined Cutter & Buck in September 2002. Ms. Treat has over twenty years of experience in Human Resources and Organizational Development. From 2000 to 2001 she was vice president of human resources at Onvia, Inc. From 1999 to 2000, she was vice president of human resources at Pointshare, Inc. From 1996 to 1999, she served as the human resources director at Nextlink Communications, Inc. From 1990 to 1996, she was director of human resources at Horizon Airlines. Ms. Treat also served as a labor negotiator for employees in the state of Alaska between 1983 and 1990. Ms. Treat has a master's degree in labor and industrial relations and a bachelor's degree in industrial and organizational psychology, both from the University of Illinois.

        William B. Swint, Vice President and Manager of Order Fulfillment Group, joined Cutter & Buck in June 2003. Mr. Swint has over thirty years of experience in the apparel industry. From 2000 to 2002, he was a consultant and project manager for Columbia Sportswear, Inc., an outdoor apparel manufacturer. From 1997 to 2000, he was president and chief executive officer of ERB Industries, a marketing and manufacturing company. Between 1983 and 1997, he was executive vice president of operations for Glen Oaks Industries, an apparel manufacturer. Mr. Swint has a master's degree in business administration from Southern Methodist University and a bachelor's degree in industrial engineering from the Georgia Institute of Technology.

COMPENSATION OF OUR EXECUTIVE OFFICERS
IN THE YEAR ENDED APRIL 30, 2003

Summary Compensation Table

        The following table sets forth certain information concerning compensation paid or accrued to: (i) our Chairman and Chief Executive Officer, (ii) our three most highly compensated executive officers and (iii) our Vice President and Manager of Golf SBU and our former Vice President of Design and Merchandising (whose disclosure would have been provided but for the fact that they were not serving as executive officers of Cutter & Buck at the end of the last completed fiscal year), who earned a salary and bonus of at least $100,000 (the "Named Executive Officers") for employment services rendered to Cutter & Buck during the fiscal year ended April 30, 2003:

Summary Compensation Table

Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary($)			Bonus($)			Restricted Stock Awards($)(1)			Securities Underlying Options(#)		All Other Compensation($)(2)
Frances M. Conley Chairman and Chief Executive Officer	2003 2002 2001	$ $	367,711 10,212 —	(4)		$187,500 — —	(3)		$63,000 — —		190,000 25,500 7,500	(4)		— — —
Jim C. McGehee Executive Vice President and Manager of SBU Group	2003 2002 2001	$ $ $	242,556 233,228 239,667			$218,000 — —	(3)	$	— — 91,899	(5)	20,000 55,000 30,000		$ $ $	384 360 360
Ernest R. Johnson Senior Vice President and Manager, Finance & Accounting Group, Chief Financial Officer	2003 2002 2001		$101,538 — —	(6)		$160,000 — —	(3)		— — —		30,000 — —			— — —
Theresa S. Treat Vice President and Manager Of Human Resources Group	2003 2002 2001		$63,527 — —	(7)		$108,750 — —	(3)		— — —		5,000 — —			$168 — —
Paul A. Bourgeois Executive Vice President and Manager, Golf SBU	2003 2002 2001	$ $ $	175,000 153,443 130,725		$ $	131,000 — 8,000	(3)		— — —		15,000 19,000 1,000		$ $ $	384 360 360
Patricia Nugent Former Vice President of Design and Merchandizing	2003 2002 2001	$ $ $	147,000 141,346 147,000	(8)		$16,760 — —	(8)	$	— — 48,637	(4)	20,000 41,500 18,000		$ $ $	280 360 360

(1)
Named Executive Officers will be entitled to receive any dividends declared on the Company's common stock, on their shares of restricted stock. The following amounts represent the aggregate number of unvested shares of restricted stock held by the Named Executive Officers as of April 30, 2003, and valued as of that date:

	Shares	Value
Frances M. Conley	317,500	$60,340
(2)
Represents term life insurance premiums.

(3)
These amounts represent awards under the Company's retention incentive program. Under this program, the executives will receive the identified cash award upon their continued employment with the Company over an 18-month period following the date of the award. Payments under this program will begin in March 2004 and be completed by September 2004.

(4)
Does not include either compensation or options to purchase shares of our common stock received by Ms. Conley as Director prior to her employment with Cutter & Buck as Chief Executive Officer and Chairman of the Board, which commenced on April 17, 2002.

(5)
This amount represents shares of our common stock received in lieu of a bonus under the annual incentive bonus plan on June 30, 2000 and valued as of that date. Shares vest at a rate of 25% every six months.

(6)
Mr. Johnson commenced employment with the Company on November 15, 2002.

(7)
Ms. Treat commenced employment with the Company on September 30, 2002.

(8)
Ms. Nugent terminated employment with the Company on January 31, 2003. This amount represents a severance payment based on the Severance Agreement dated as of January 31, 2003 between Ms. Nugent and the Company.

Option Grants In Last Fiscal Year

        The following table sets forth certain information as of April 30, 2003 and for the fiscal year then ended concerning stock options granted to the Named Executive Officers:

Individual Grants

Name	Number of Securities Underlying Options Granted(#)		Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Market Price on Grant Date ($/Sh)	Expiration Date	Grant Date Present Value($)(1)
Frances M. Conley	100,000	(2)	17.4%	$3.00	$3.00	09/27/12	$165,000
Frances M. Conley	50,000	(3)	8.7%	$3.60	$3.60	11/14/12	$99,500
Frances M. Conley	40,000	(3)	7.0%	$4.33	$4.33	11/29/12	$96,400
Jim C. McGehee	20,000	(4)	3.5%	$3.31	$3.31	9/20/12	$36,600
Ernest R. Johnson	30,000	(3)	5.2%	$3.67	$3.67	11/15/12	$60,900
Paul A. Bourgeois	15,000	(4)	2.6%	$3.31	$3.31	9/20/12	$27,450
Theresa S. Treat	5,000	(4)	0.9%	$3.31	$3.31	9/20/12	$9,150
Patricia Nugent	20,000	(4)	3.5%	$3.31	$3.31	9/20/12	$36,600

(1)
This column represents the present value of the options on the grant date using the Black-Scholes valuation method. The actual value, if any, that an executive officer may realize may be greater or less than potential realizable values set forth in the table.

(2)
These shares became fully exercisable on the grant date.

(3)
The options listed vest and become exercisable as follows: one-third vest one year after the grant date and the remaining shares vest monthly in 24 equal installments thereafter. To the extent not already vested, the options generally become fully vested and exercisable upon a change in control of Cutter & Buck.

(4)
The options listed vest and become exercisable upon the earlier of (i) March 20, 2004 or (ii) upon the consummation of a merger, consolidation of a merger, sale of all or substantially all of the Company's assets, or liquidation by the Company.

Option Exercises in Fiscal 2003 and Aggregate Fiscal Year-End Option Values

        The following table sets forth certain information as of April 30, 2003 regarding options held by the Named Executive Officers:

			Securities Underlying Unexercised Options at Fiscal Year Ending(#)(1)		Value of Unexercised In-the-Money Options at Fiscal Year End($)(2)
Name	Number of Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Frances M. Conley	-0-	-0-	143,968	90,000	45,000	-0-
Jim C. McGehee	-0-	-0-	82,750	79,250	-0-	2,800
Ernest R. Johnson	-0-	-0-	-0-	30,000	-0-	-0-
Paul A. Bourgeois	-0-	-0-	8,700	30,050	-0-	2,100
Theresa S. Treat	-0-	-0-	-0-	5,000	-0-	5,000
Patricia Nugent	-0-	-0-	-0-	-0-	-0-	-0-

(1)
The options listed are incentive or nonqualified stock options granted under our 1991 and 1995 Stock Option Plans, the 1997 Stock Incentive Plan, the 2000 Transition Stock Incentive Plan for

  Officers and the 2000 Stock Incentive Plan. The exercise price of each option is equal to the fair market value of the underlying common stock on the date of grant. The options listed above vest and become exercisable in four equal annual installments, unless otherwise noted. To the extent not already vested, the options generally become fully vested and exercisable upon a change in control of Cutter & Buck.

(2)
Based on the closing price of our common stock as quoted on the Nasdaq National Market on April 30, 2003 ($3.44), less the exercise price. Actual value realized may be greater or less than the potential realizable values set forth in the table.

Equity Compensation Plan Information

        The following table sets forth, as of April 30, 2003, information related to our compensation plans.

Plan category	Number of Securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by shareholders	1,400,535	$7.16	522,466
Equity compensation plans not approved by shareholders	86,000	$4.91	10,495

Total	1,486,535	$7.03	532,961

        The Cutter & Buck 2000 Transition Stock Incentive Plan for Officers, which was not submitted to our shareholders for approval, provides incentives in the form of stock options or shares of restricted common stock of the Company to our officers. Twenty-five thousand shares of our common stock were originally authorized to be issued under this compensation plan, which became effective June 30, 2000 of which 10,495 remain available for grant. The exercise price of each option granted under this compensation plan is determined by the Compensation Committee of the Board of Directors of the Company.

        The Cutter & Buck 2000 Transition Stock Incentive Plan for Non-Officers, which was not submitted to our shareholders for approval, provides incentives in the form of stock options or shares of restricted common stock of the Company to our employees who are not officers of the Company. Seventy thousand shares of our common stock were originally authorized to be issued under this compensation plan, which became effective June 30, 2000 of which none remain available for grant. The exercise price of each option granted under this compensation plan is determined by the Compensation Committee of the Board of Directors of the Company.

COMPLIANCE WITH SECTION 16 OF THE
SECURITIES EXCHANGE ACT OF 1934

        Based on our records and other information, Cutter & Buck believes that all SEC filing requirements applicable to its directors and officers were complied with for fiscal 2003 except that each of Frances M. Conley, Jim C. McGehee, Paul A. Bourgeois, Jon P. Runkel and Joni Barrott filed a Form 4 on October 25, 2002 to report a stock option grant on September 27, 2002, and Frances M. Conley filed a Form 4 on November 18, 2002 to report a stock option grant on April 30, 2002.

FUTURE SHAREHOLDER NOMINATIONS AND PROPOSALS

        Nominations of persons for election to the board of directors may be made at any annual meeting of shareholders by any of our shareholders (a) who is a shareholder of record on the date of the giving of the notice and on the record date for the determination of shareholders entitled to vote at the annual meeting, and (b) who timely complies with the notice procedures and form of notice set forth below. To be timely, a shareholder's notice must be given to the Secretary and must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date, or no annual meeting was held in the immediately preceding year, notice by the shareholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which the notice of the annual meeting date was mailed to shareholders or other public disclosure of the annual meeting date was made, whichever first occurs. To be in proper form, a shareholder's notice must be in written form and must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder, (ii) the class or series and number of shares of our capital stock which are owned beneficially or by record by the shareholder, (iii) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, (iv) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice, and (v) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act. The notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

        To be included in our proxy materials mailed to shareholders pursuant to Rule 14a-8 of the Exchange Act, shareholder proposals to be presented at the 2004 annual meeting of shareholders must be received by us at our executive offices at 701 North 34th Street, Suite 400, Seattle, Washington 98103, to the attention of the Secretary, on or before April 28, 2004. No business may be transacted at an annual meeting of shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the board of directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the annual meeting by any of our shareholders (i) who is a shareholder of record on the date of the giving of the notice and on the record date for the determination of shareholders of record on the date for the determination of shareholders entitled to vote at the annual meeting, and (ii) who timely complies with the notice procedures and form of notice set forth below. To be timely, a shareholder's notice must be given to the Secretary and must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date, or no annual meeting was held in the immediately preceding year, notice by the shareholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which the notice of the annual meeting date was mailed to shareholders or other public disclosure of the annual meeting date was made, whichever first occurs. To be in proper form, a shareholder's notice must be in written form and must set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting the business at the annual meeting, (b) the name and record address of the shareholder, (c) the class or series and number of shares of our capital stock which are owned beneficially or of record by each shareholder, (d) a description of all arrangements or understandings between the shareholder and any other person or persons (including their names) in connection with the proposal of the business, and (e) a representation that the shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

OTHER MATTERS

        As of the date of this proxy statement, management knows of no other business which will be presented for action at the annual meeting. If any other business requiring a vote of the shareholders should come before the annual meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

By Order of the Board of Directors,

Ernest R. Johnson Secretary
Seattle, Washington August 25, 2003

AUDIT COMMITTEE CHARTER
CUTTER & BUCK INC.
(as approved by the Board on July 23, 2003)

PURPOSE

        The purpose of the Audit Committee established by this charter is to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audit processes of Cutter & Buck Inc. (the "Company") and to maintain the integrity of those processes, to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to retain and terminate independent auditors, to review and evaluate the qualification and independence of the Company's independent auditors, to pre-approve all audit services and any permissible non-audit services to be performed by the Company's independent auditors, to oversee the finance function of the Company (which will include, among other matters, the Company's investment activities), to monitor the Company's compliance with legal and regulatory requirements with regard to financial matters, and to provide the Board such additional information and materials as the Audit Committee may deem necessary to make the Board aware of significant matters of a financial nature which require Board attention.

        The Audit Committee's purpose is one of oversight. While the Audit Committee shall have the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors or both as appropriate. In carrying out the Audit Committee's oversight responsibilities, the Audit Committee shall not be responsible for providing any professional certificate or expert assurance as to the Company's financial statements or as to the independent auditor's work.

        This Charter is intended to provide a set of flexible guidelines for the effective functioning of the Audit Committee.

MEMBERSHIP

        The Audit Committee must be comprised of at least three members of the Board. Such members and a Chairperson of the Committee will be elected and serve at the pleasure of the Board. The members of the Audit Committee shall not be employees or affiliates of the Company. Each member of the Audit Committee shall be an "independent director," as defined by and to the extent required by the Rules of the National Association of Securities Dealers, Inc. ("NASD") and the Securities and Exchange Commission (the "SEC").1 Further, each member of the Audit Committee must meet all financial knowledge and experience qualifications required under rules promulgated by the NASD, the SEC or other governing body, including being able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement at the time of his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must be an "audit committee financial expert," as that term is defined in the Rules and Regulations of the SEC and the NASD.

1    Notwithstanding the foregoing, the Board may consider whether one director who is not independent and who is not a current employee or an immediate family member of an employee, may under permitted exceptional circumstances, be appointed to the Audit Committee. That appointment may be made for a period of up to two years if the Board determines that membership on the Audit Committee by the individual is required in the best interests of the Company and its shareholders, and the Board discloses, in the Company's next annual proxy statement, the nature of the relationship and the reasons for that determination. A non-independent director may not act as the Chairperson of the Audit Committee.

RESPONSIBILITIES AND POWERS

        The responsibilities of the Audit Committee shall include:

1.
Selecting the independent auditors for ratification by the shareholders;

2.
Reviewing the plan for the audit and related services at least annually;

3.
Reviewing audit results and annual and interim financial statements;

4.
Reviewing a written statement from the Company's auditors delineating all relationships between the auditor and the Company;

5.
Actively discussing with the Company's auditors any disclosed relationship or service that may impact the objectivity and independence of the auditor;

6.
Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

7.
Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls or other communications regarding any material weakness in internal controls and assess the adequacy of management's corrective actions;

8.
Reviewing periodically the effectiveness of the internal audit function;

9.
Meeting privately with management and the independent auditors on a periodic basis to discuss issues and concerns warranting Committee attention, including:

  •
  The cooperation received by the independent auditors, including access to all requested information.

  •
  Any instances where management has obtained "second opinions" from other external auditors.

  •
  Any disagreements with management that, if not satisfactorily resolved, would have caused them to modify their report on the financial statements.

  •
  Management's comments regarding the audit.

10.
Working with management to assess compliance with the Foreign Corrupt Practices Act;

11.
Overseeing the Company's compliance with Securities and Exchange Commission ("SEC") requirements for disclosure of auditor's services and Audit Committee members and activities;

12.
Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets;

13.
Establishing procedures for receiving, retaining and responding to complaints regarding accounting, internal accounting controls, business practices or auditing matters, including procedures for the confidential, anonymous submission by employees (or former employees) of concerns regarding questionable accounting or auditing matters;

14.
Review and address any concerns regarding questionable accounting or auditing matters;

15.
Periodically reviewing with management and the Board any legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies, and compliance programs;

16.
Reviewing potential conflict of interest situations and reviewing and approving any related party transactions;

17.
Annually evaluating the performance of the Audit Committee and taking steps to improve the effectiveness of the Audit Committee in meeting its responsibilities under this Charter; and

18.
Annually reviewing and reassessing the adequacy of this Charter and amending the Charter as appropriate.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

        The powers of the Audit Committee shall include, without limitation:

1.
The sole authority to appoint, determine compensation for, retain and oversee the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, without the approval of the Board; and

2.
The authority to review and pre-approve all audit services and permissible non-audit services (except those excluded from requiring pre-approval based upon the de minimus exception set forth in Section 202(i)(1)(b) of the Sarbanes-Oxley Act of 2002) to be performed by the Company's independent auditors, including fees and other terms of such engagement. The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit and permitted non-audit services, provided that the pre-approvals of such Audit Committee member(s) are reported to the full Audit Committee at its next scheduled meeting.

3.
The authority to engage and determine funding for independent counsel and other advisors, as it determines necessary to carry out its duties.

        Finally, the Audit Committee shall ensure that the Company's auditors understand both (i) their ultimate accountability to the Audit Committee, as representatives of the Company's shareholders, and (ii) the Audit Committee's ultimate authority and responsibility to select, evaluate determine the compensation for and, where appropriate, replace the Company's independent auditors (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

CHARTER REVIEW AND AMENDMENT

        The Audit Committee will review and reassess the adequacy of this Charter at least once per year. The Audit Committee may modify or amend this Charter and the authority and responsibilities of the Audit Committee set forth herein at any time the Audit Committee desires to do so, subject to the final approval by the Board of Directors. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the SEC, this Charter (as then constituted) shall be publicly filed.

MINUTES AND REPORTING

        Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Committee will report to the Board from time to time, or whenever so requested by the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Shareholders.

MEETINGS

        The Audit Committee will meet separately with members of the Company's financial management team at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination and management report.

Cutter & Buck Inc.

Notice of Indemnification

        Shareholders are hereby notified that in accordance with Cutter & Buck's Amended and Restated Articles of Incorporation and the provisions of the Washington Business Corporation Act, the Company has agreed to indemnify certain members of the Company's Board of Directors in connection with the previously announced and recently settled shareholder derivative action. A modest amount of expenses has been paid to counsel for those Directors in connection with the settlement of that action.

PROXY

CUTTER & BUCK INC.
701 North 34th Street, Suite 400
Seattle, WA 98103

This Proxy Is Solicited On Behalf of the Board Of Directors

        The undersigned hereby appoints Frances M. Conley and Ernest R. Johnson, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Cutter & Buck Inc. held of record by the undersigned on July 29, 2003, at the Annual Meeting of Shareholders to be held on October 7, 2003, or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

/*\ Detach here from proxy voting card. /*\

You can now access your Cutter & Buck account online.

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Mellon Investor Services LLC, agent for Cutter & Buck Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

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Please mark your votes as indicated in this example	☒
	FOR all nominees listed below (except as marked to the contrary below)		WITHHOLD AUTHORITY to vote for all nominees listed below			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS: Elect two class III directors to serve until the 2006 annual meeting of shareholders and until their respective successors are elected and qualified.	☐	☐	2.	INDEPENDENT AUDITORS. Ratify the appointment of Ernst & Young LLP as the Company's independent auditors.	☐	☐	☐
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below.) Class III Directors: 01 Henry L. (Skip) Kotkins, Jr. 02 James C. Towne				3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐

					This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES UPON ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
					Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.

Signature	Signature (if held jointly)	Dated	, 2003

Please sign name as it appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

/*\ Detach here from proxy voting card. /*\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the business day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/cbuk		Telephone 1-800-435-6710		Mail
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the annual report and proxy statement
on the Internet at: http://www.cutterbuck.com

August 25, 2003

Dear Shareholder,

Your company emerged from the fiscal year ended April 30, 2003 in a position of new strength, ready to capitalize on the loyalty which consumers express for the Cutter & Buck brand.

Sometimes when we as individuals go through a hard time, we acquire new strengths. I believe that this happened with Cutter & Buck, and it will serve our shareholders well:

  •
  We have a reduced cost structure and are generating improved margins. During the year, employees throughout the company worked to achieve these improvements by analyzing and improving the processes they use.

  •
  We have removed obstacles to sales by disposing of the uncertainties facing the company, and we have reinvigorated sales forces.

  •
  We have added freshness and luxury to the product lines which will be reaching consumers over the next months.

  •
  We have emerged from an SEC investigation with no fines or monetary penalties. We have, and are determined to maintain, an accurate and compliant set of books which during the year was examined by several sets of accountants and regulators.

  •
  We have reached agreement to settle the securities lawsuits which were filed as a result of our restatement of prior year financials. The $4 million charge for this settlement has been taken.

  •
  We now have teams of skilled and motivated managers at both the senior and the middle management levels, with new clarity about goals and accountability.

  •
  We are now focused on our core business... designing, sourcing, and selling high quality sportswear to golf and specialty retailers, to corporations, and to our international distributors and licensees. We have successfully disposed of our underperforming retail and international operations.

  •
  We have developed a very strong financial position, with ample resources and liquidity.

  •
  We have a new three-year agreement with Annika Sorenstam, the top women's golfer in the world.

We know that many challenges remain. But with all these strengths in place, we are committed to capturing the full potential of the brand, and generating the best possible returns for you.

Sincerely,

Frances M. Conley Chairman and Chief Executive Officer

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held on Tuesday, October 7, 2003 at 9 a.m.
CUTTER & BUCK INC. PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proposal 1 on the Proxy Card)
COMMITTEES OF THE BOARD OF DIRECTORS
DIRECTOR COMPENSATION
AUDIT COMMITTEE REPORT
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR (Proposal 2 on the Proxy Card)
COMPENSATION COMMITTEE REPORT ON FISCAL YEAR 2003 EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE
EXECUTIVE OFFICERS
COMPENSATION OF OUR EXECUTIVE OFFICERS IN THE YEAR ENDED APRIL 30, 2003
COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934
FUTURE SHAREHOLDER NOMINATIONS AND PROPOSALS
OTHER MATTERS
AUDIT COMMITTEE CHARTER CUTTER & BUCK INC. (as approved by the Board on July 23, 2003)